Second Quarter 2026
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of the Company’s operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	As of or for the Three Months Ended
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025
Selected Balance Sheet Data
Cash and cash equivalents	$1,112,357	$1,157,763	$1,155,895	$1,280,033	$1,165,729
Investment securities, at fair value	1,527,093	1,498,547	1,459,734	1,428,401	1,337,565
Loans held for sale	198,089	231,359	201,076	167,449	144,212
Loans HFI	12,865,510	12,503,815	12,383,626	12,297,600	9,874,282
Allowance for credit losses on loans HFI	(194,010)	(186,324)	(185,983)	(184,993)	(148,948)
Total assets	16,796,101	16,468,439	16,300,292	16,236,459	13,354,238
Interest-bearing deposits (non-brokered)	10,886,056	10,838,139	10,649,932	10,634,555	8,692,848
Brokered deposits	685,902	574,216	625,634	487,765	518,719
Noninterest-bearing deposits	2,775,208	2,664,480	2,634,395	2,690,635	2,191,903
Total deposits	14,347,166	14,076,835	13,909,961	13,812,955	11,403,470
Borrowings	314,513	213,188	212,764	213,638	164,485
Allowance for credit losses on unfunded commitments	15,859	15,398	16,196	17,392	12,932
Total common shareholders' equity	1,936,531	1,973,873	1,948,165	1,978,043	1,611,130
Selected Statement of Income Data
Total interest income	$229,438	$225,350	$235,238	$236,898	$182,084
Total interest expense	80,466	79,385	85,434	89,658	70,669
Net interest income	148,972	145,965	149,804	147,240	111,415
Total noninterest income (loss)	25,780	26,375	28,795	26,635	(34,552)
Total noninterest expense	91,480	95,164	107,548	109,856	81,261
Earnings (losses) before income taxes and provisions for credit losses	83,272	77,176	71,051	64,019	(4,398)
Provisions for credit losses	10,116	3,024	1,232	34,417	5,337
Income tax expense (benefit)	14,499	16,626	12,834	6,227	(12,652)
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$58,649	$57,526	$56,977	$23,375	$2,909
Net interest income (tax-equivalent basis)	$149,788	$146,774	$150,642	$148,088	$112,236
Adjusted net income*	$58,905	$58,271	$61,494	$57,606	$40,821
Adjusted pre-tax, pre-provision net revenue*	$83,607	$78,184	$77,118	$80,980	$58,649
Per Common Share
Diluted net income	$1.13	$1.10	$1.07	$0.43	$0.06
Adjusted diluted net income*	1.14	1.12	1.16	1.07	0.88
Book value	38.75	38.39	37.64	37.00	35.17
Tangible book value*	31.19	31.00	30.27	29.83	29.78
Weighted average number of shares outstanding - fully diluted	51,693,688	52,203,469	53,074,753	53,957,062	46,179,090
Period-end number of shares	49,976,755	51,418,024	51,752,401	53,456,522	45,807,689
Selected Ratios
Return on average:
Assets	1.44%	1.43%	1.40%	0.58%	0.09%
Shareholders’ equity	11.8%	11.9%	11.6%	4.69%	0.74%
Tangible common equity*	14.6%	14.7%	14.4%	5.82%	0.87%
Efficiency ratio	52.3%	55.2%	60.2%	63.2%	105.7%
Adjusted efficiency ratio (tax-equivalent basis)*	52.0%	54.3%	56.3%	53.3%	56.9%
Loans HFI to deposit ratio	89.7%	88.8%	89.0%	89.0%	86.6%
Noninterest-bearing deposits to total deposits	19.3%	18.9%	18.9%	19.5%	19.2%
Net interest margin (NIM) (tax-equivalent basis)	3.95%	3.94%	3.98%	3.95%	3.68%
Yield on interest-earning assets	6.07%	6.07%	6.23%	6.35%	5.99%
Cost of interest-bearing liabilities	2.84%	2.83%	3.02%	3.21%	3.13%
Cost of total deposits	2.26%	2.27%	2.40%	2.53%	2.48%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.51%	1.49%	1.50%	1.50%	1.51%
Annualized net charge-offs as a percentage of average loans HFI	0.06%	0.11%	0.05%	0.05%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	1.17%	0.96%	0.97%	0.94%	0.97%
Nonperforming assets as a percentage of total assets	1.14%	0.98%	0.97%	0.89%	0.92%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	11.5%	12.0%	12.0%	12.2%	12.1%
Tangible common equity to tangible assets*	9.49%	9.91%	9.84%	10.1%	10.4%
Tier 1 leverage	10.1%	10.4%	10.3%	10.6%	11.3%
Tier 1 risk-based capital	11.0%	11.5%	11.4%	11.7%	12.6%
Total risk-based capital	12.9%	13.4%	13.2%	13.6%	14.7%
Common equity Tier 1	11.0%	11.5%	11.4%	11.7%	12.3%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Per Share Data)
						Jun 2026	Jun 2026
						vs.	vs.
	Three Months Ended					Mar 2026	Jun 2025
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$206,434	$201,257	$209,734	$209,307	$159,697	2.57%	29.3%
Interest on investment securities
Taxable	13,804	13,575	14,380	14,395	14,661	1.69%	(5.85)%
Tax-exempt	1,066	1,054	1,058	1,058	1,036	1.14%	2.90%
Other	8,134	9,464	10,066	12,138	6,690	(14.1)%	21.6%
Total interest income	229,438	225,350	235,238	236,898	182,084	1.81%	26.0%
Interest expense:
Deposits	78,768	77,878	83,813	86,577	68,568	1.14%	14.9%
Borrowings	1,698	1,507	1,621	3,081	2,101	12.7%	(19.2)%
Total interest expense	80,466	79,385	85,434	89,658	70,669	1.36%	13.9%
Net interest income	148,972	145,965	149,804	147,240	111,415	2.06%	33.7%
Provision for (reversal of) credit losses on loans HFI	9,655	3,822	2,428	29,957	(1,102)	152.6%	(976.1)%
Provision for (reversal of) credit losses on unfunded commitments	461	(798)	(1,196)	4,460	6,439	(157.8)%	(92.8)%
Net interest income after provisions for credit losses	138,856	142,941	148,572	112,823	106,078	(2.86)%	30.9%
Noninterest income:
Mortgage banking income	11,170	12,253	13,505	13,484	13,029	(8.84)%	(14.3)%
Investment services and trust income	4,517	4,348	4,473	4,227	3,922	3.89%	15.2%
Service charges on deposit accounts	4,468	4,376	4,184	4,049	3,392	2.10%	31.7%
ATM and interchange fees	3,274	2,977	3,146	3,388	2,878	9.98%	13.8%
Gain (loss) from securities, net	—	1	64	12	(60,549)	(100.0)%	(100.0)%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	17.8%	(259.7)%
Other income	2,728	2,740	3,554	2,121	2,540	(0.44)%	7.40%
Total noninterest income (loss)	25,780	26,375	28,795	26,635	(34,552)	(2.26)%	(174.6)%
Total revenue	174,752	172,340	178,599	173,875	76,863	1.40%	127.4%
Noninterest expenses:
Salaries, commissions and employee benefits	53,332	57,348	63,529	59,210	46,631	(7.00)%	14.4%
Occupancy and equipment expense	7,617	7,476	7,239	7,539	6,710	1.89%	13.5%
Advertising	2,556	2,148	2,464	2,453	2,178	19.0%	17.4%
Data processing	2,352	2,454	2,809	2,457	2,161	(4.16)%	8.84%
Legal and professional fees	1,882	1,980	2,503	1,227	2,426	(4.95)%	(22.4)%
Amortization of core deposits and other intangibles	1,804	1,869	1,932	2,079	631	(3.48)%	185.9%
Merger and integration costs	—	1,447	4,611	16,057	2,734	(100.0)%	(100.0)%
Other expense	21,937	20,442	22,461	18,834	17,790	7.31%	23.3%
Total noninterest expense	91,480	95,164	107,548	109,856	81,261	(3.87)%	12.6%
Income (loss) before income taxes	73,156	74,152	69,819	29,602	(9,735)	(1.34)%	(851.5)%
Income tax expense (benefit)	14,499	16,626	12,834	6,227	(12,652)	(12.8)%	(214.6)%
Net income applicable to FB Financial Corporation and noncontrolling interest	58,657	57,526	56,985	23,375	2,917	1.97%	NM
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$58,649	$57,526	$56,977	$23,375	$2,909	1.95%	NM
Weighted average common shares outstanding:
Basic	51,358,070	51,724,458	52,621,950	53,627,997	45,946,428	(0.71)%	11.8%
Fully diluted	51,693,688	52,203,469	53,074,753	53,957,062	46,179,090	(0.98)%	11.9%
Earnings per common share:
Basic	$1.14	$1.11	$1.08	$0.44	$0.06	2.70%	NM
Fully diluted	1.13	1.10	1.07	0.43	0.06	2.73%	NM
Fully diluted - adjusted*	1.14	1.12	1.16	1.07	0.88	1.79%	29.5%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

			Jun 2026
			vs.
	Six Months Ended		Jun 2025
	Jun 2026	Jun 2025	Percent variance
Interest income:
Interest and fees on loans	$407,691	$312,882	30.3%
Interest on investment securities
Taxable	27,379	29,132	(6.02)%
Tax-exempt	2,120	2,069	2.46%
Other	17,598	17,707	(0.62)%
Total interest income	454,788	361,790	25.7%
Interest expense:
Deposits	156,646	138,817	12.8%
Borrowings	3,205	3,917	(18.2)%
Total interest expense	159,851	142,734	12.0%
Net interest income	294,937	219,056	34.6%
Provision for credit losses on loans HFI	13,477	804	NM
(Reversal of) provision for credit losses on unfunded commitments	(337)	6,825	(104.9)%
Net interest income after provisions for credit losses	281,797	211,427	33.3%
Noninterest income:
Mortgage banking income	23,423	25,455	(7.98)%
Investment services and trust income	8,865	7,633	16.1%
Service charges on deposit accounts	8,844	6,871	28.7%
ATM and interchange fees	6,251	5,555	12.5%
Gain (loss) from securities, net	1	(60,533)	(100.0)%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(697)	(389)	79.2%
Other income	5,468	3,888	40.6%
Total noninterest income (loss)	52,155	(11,520)	(552.7)%
Total revenue	347,092	207,536	67.2%
Noninterest expenses:
Salaries, commissions and employee benefits	110,680	94,982	16.5%
Occupancy and equipment expense	15,093	13,307	13.4%
Merger and integration costs	1,447	3,135	(53.8)%
Data processing	4,806	4,474	7.42%
Advertising	4,704	4,665	0.84%
Legal and professional fees	3,862	4,418	(12.6)%
Amortization of core deposit and other intangibles	3,673	1,287	185.4%
Other expense	42,379	34,542	22.7%
Total noninterest expense	186,644	160,810	16.1%
Income before income taxes	147,308	39,097	276.8%
Income tax expense (benefit)	31,125	(3,181)	NM
Net income applicable to noncontrolling interest and FB Financial Corporation	116,183	42,278	174.8%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$116,175	$42,270	174.8%
Weighted average common shares outstanding:
Basic	51,540,252	46,308,551	11.3%
Fully diluted	51,931,419	46,570,848	11.5%
Earnings per common share:
Basic	$2.25	$0.91	147.3%
Fully diluted	2.24	0.91	146.2%
Fully diluted - adjusted*	2.26	1.74	29.9%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Jun 2026	Jun 2026
						vs.	vs.
	As of					Mar 2026	Jun 2025
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Percent variance	Percent variance
ASSETS
Cash and due from banks	$147,034	$159,883	$196,213	$154,286	$143,317	(32.2)%	2.59%
Federal funds sold and reverse repurchase agreements	228,861	199,009	213,391	283,451	352,124	60.2%	(35.0)%
Interest-bearing deposits in financial institutions	736,462	798,871	746,291	842,296	670,288	(31.3)%	9.87%
Cash and cash equivalents	1,112,357	1,157,763	1,155,895	1,280,033	1,165,729	(15.7)%	(4.58)%
Investments:
Available-for-sale debt securities, at fair value	1,521,093	1,498,547	1,459,579	1,426,951	1,337,565	6.03%	13.72%
Equity securities, at fair value	6,000	—	155	1,450	—	(100.0)%	(100.0)%
Restricted equity securities, at cost	87,572	79,458	79,046	36,231	33,626	41.0%	160.4%
Loans held for sale	198,089	231,359	201,076	167,449	144,212	(57.7)%	37.4%
Loans held for investment	12,865,510	12,503,815	12,383,626	12,297,600	9,874,282	11.6%	30.3%
Less: allowance for credit losses on loans HFI	194,010	186,324	185,983	184,993	148,948	16.5%	30.3%
Net loans held for investment	12,671,500	12,317,491	12,197,643	12,112,607	9,725,334	11.5%	30.3%
Premises and equipment, net	180,058	181,268	182,370	183,595	147,243	(2.68)%	22.3%
Other real estate owned, net	5,544	6,449	6,009	4,466	2,998	(56.3)%	84.9%
Operating lease right-of-use assets	47,535	48,223	49,249	51,035	47,764	(5.72)%	(0.48)%
Interest receivable	58,792	59,837	58,565	60,755	50,386	(7.00)%	16.7%
Mortgage servicing rights, at fair value	145,374	147,344	148,795	149,840	153,464	(5.36)%	(5.27)%
Bank-owned life insurance	111,184	110,484	111,865	113,374	72,686	2.54%	53.0%
Goodwill	350,353	350,353	350,353	350,353	242,561	—%	44.4%
Core deposit and other intangibles, net	27,611	29,415	31,284	33,216	4,475	(24.6)%	517.0%
Other assets	273,039	250,448	268,408	265,104	226,195	36.2%	20.7%
Total assets	$16,796,101	$16,468,439	$16,300,292	$16,236,459	$13,354,238	7.98%	25.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,775,208	$2,664,480	$2,634,395	$2,690,635	$2,191,903	16.7%	26.6%
Interest-bearing checking	2,479,291	2,642,713	2,651,369	2,458,625	2,325,551	(24.8)%	6.61%
Money market and savings	5,786,480	5,886,370	5,969,640	5,968,094	4,645,552	(6.81)%	24.6%
Customer time deposits	2,620,285	2,309,056	2,028,923	2,206,790	1,721,745	54.1%	52.2%
Brokered and internet time deposits	685,902	574,216	625,634	488,811	518,719	78.0%	32.2%
Total deposits	14,347,166	14,076,835	13,909,961	13,812,955	11,403,470	7.70%	25.8%
Borrowings	314,513	213,188	212,764	213,638	164,485	190.6%	91.2%
Operating lease liabilities	57,940	59,106	60,556	62,664	59,289	(7.91)%	(2.28)%
Accrued expenses and other liabilities	139,858	145,344	168,753	169,066	115,771	(15.1)%	20.8%
Total liabilities	14,859,477	14,494,473	14,352,034	14,258,323	11,743,015	10.1%	26.5%
Shareholders’ equity:
Common stock, $1 par value	49,977	51,418	51,752	53,457	45,808	(11.2)%	9.10%
Additional paid-in capital	981,194	1,064,619	1,082,344	1,163,164	822,548	(31.4)%	19.3%
Retained earnings	940,824	893,095	846,620	799,900	786,785	21.4%	19.6%
Accumulated other comprehensive loss, net	(35,464)	(35,259)	(32,551)	(38,478)	(44,011)	2.33%	(19.4)%
Total common shareholders’ equity	1,936,531	1,973,873	1,948,165	1,978,043	1,611,130	(7.59)%	20.2%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,936,624	1,973,966	1,948,258	1,978,136	1,611,223	(7.59)%	20.2%
Total liabilities and shareholders’ equity	$16,796,101	$16,468,439	$16,300,292	$16,236,459	$13,354,238	7.98%	25.8%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2026			March 31, 2026
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,611,425	$203,763	6.48%	$12,415,278	$199,145	6.51%
Mortgage loans held for sale	205,594	3,111	6.07%	171,452	2,550	6.03%
Investment securities:
Taxable	1,405,824	13,804	3.94%	1,378,627	13,575	3.99%
Tax-exempt(b)	169,143	1,442	3.42%	168,658	1,425	3.43%
Total investment securities(b)	1,574,967	15,246	3.88%	1,547,285	15,000	3.93%
Federal funds sold and reverse repurchase agreements	199,542	1,974	3.97%	207,809	2,021	3.94%
Interest-bearing deposits with other financial institutions	544,979	5,006	3.68%	698,672	6,337	3.68%
Restricted equity securities, at cost	82,091	1,154	5.64%	79,257	1,106	5.66%
Total interest-earning assets(b)	15,218,598	230,254	6.07%	15,119,753	226,159	6.07%
Noninterest-earning assets:
Cash and due from banks	141,072			147,305
Allowance for credit losses on loans HFI	(187,329)			(188,214)
Other assets(c)(d)	1,161,673			1,179,428
Total noninterest-earning assets	1,115,416			1,138,519
Total assets	$16,334,014			$16,258,272
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,527,571	$11,601	1.84%	$2,628,330	$12,348	1.91%
Money market	5,305,608	39,263	2.97%	5,471,973	39,871	2.96%
Savings deposits	490,923	1,035	0.85%	447,380	656	0.59%
Customer time deposits	2,308,317	20,610	3.58%	2,116,914	19,000	3.64%
Brokered and internet time deposits	625,579	6,259	4.01%	604,764	6,003	4.03%
Time deposits	2,933,896	26,869	3.67%	2,721,678	25,003	3.73%
Total interest-bearing deposits	11,257,998	78,768	2.81%	11,269,361	77,878	2.80%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	10,683	18	0.68%	12,554	16	0.52%
Federal Home Loan Bank advances	5,769	41	2.85%	—	—	—%
Subordinated debt	84,145	1,491	7.11%	83,798	1,486	7.19%
Other borrowings	16,478	148	3.60%	1,118	5	1.81%
Total other interest-bearing liabilities	117,075	1,698	5.82%	97,470	1,507	6.27%
Total interest-bearing liabilities	11,375,073	80,466	2.84%	11,366,831	79,385	2.83%
Noninterest-bearing liabilities:
Demand deposits	2,722,563			2,652,462
Other liabilities(d)	249,086			273,009
Total noninterest-bearing liabilities	2,971,649			2,925,471
Total liabilities	14,346,722			14,292,302
Total common shareholders’ equity	1,987,199			1,965,877
Noncontrolling interest	93			93
Total equity	1,987,292			1,965,970
Total liabilities and shareholders’ equity	$16,334,014			$16,258,272
Net interest income(b)		$149,788			$146,774
Interest rate spread(b)			3.23%			3.24%
Net interest margin(b)(e)			3.95%			3.94%
Cost of total deposits			2.26%			2.27%
Average interest-earning assets to average interest-bearing liabilities			133.8%			133.0%
Tax-equivalent adjustment		$816			$809
Loans HFI yield components:
Contractual interest rate(b)		$195,348	6.22%		$190,529	6.22%
Origination and other loan fee income		2,589	0.08%		2,148	0.07%
Accretion on purchased loans		5,049	0.16%		6,297	0.21%
Nonaccrual interest		777	0.02%		171	0.01%
Total loans HFI yield		$203,763	6.48%		$199,145	6.51%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $50,915 and $43,443 for the three months ended June 30, 2026 and March 31, 2026, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $33,122 and $31,982 for the three months ended June 30, 2026 and March 31, 2026, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2025			September 30, 2025			June 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,368,964	$207,140	6.64%	$12,189,401	$207,423	6.75%	$9,840,932	$157,964	6.44%
Mortgage loans held for sale	169,422	3,059	7.16%	162,205	2,359	5.77%	126,072	2,189	6.96%
Investment securities:
Taxable	1,346,232	14,380	4.24%	1,304,894	14,395	4.38%	1,534,895	14,661	3.83%
Tax-exempt(b)	169,355	1,431	3.35%	169,523	1,431	3.35%	167,675	1,401	3.35%
Total investment securities(b)	1,515,587	15,811	4.14%	1,474,417	15,826	4.26%	1,702,570	16,062	3.78%
Federal funds sold and reverse repurchase agreements	238,393	2,426	4.04%	331,029	3,966	4.75%	113,252	1,256	4.45%
Interest-bearing deposits with other financial institutions	693,612	6,800	3.89%	671,634	7,340	4.34%	426,073	4,733	4.46%
Restricted equity securities, at cost	49,029	840	6.80%	36,907	832	8.94%	35,623	701	7.89%
Total interest-earning assets(b)	15,035,007	236,076	6.23%	14,865,593	237,746	6.35%	12,244,522	182,905	5.99%
Noninterest-earning assets:
Cash and due from banks	137,536			139,226			115,717
Allowance for credit losses on loans HFI	(185,526)			(181,973)			(151,586)
Other assets(c)(d)	1,164,178			1,184,942			823,837
Total noninterest-earning assets	1,116,188			1,142,195			787,968
Total assets	$16,151,195			$16,007,788			$13,032,490
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,379,679	$11,538	1.92%	$2,331,589	$12,383	2.11%	$2,521,239	$15,870	2.52%
Money market	5,609,158	46,018	3.25%	5,561,538	49,019	3.50%	4,115,987	34,957	3.41%
Savings deposits	417,110	419	0.40%	406,787	248	0.24%	352,307	98	0.11%
Customer time deposits	2,088,577	19,561	3.72%	1,997,905	18,965	3.77%	1,404,368	12,454	3.56%
Brokered and internet time deposits	608,136	6,277	4.10%	560,127	5,962	4.22%	481,686	5,189	4.32%
Time deposits	2,696,713	25,838	3.80%	2,558,032	24,927	3.87%	1,886,054	17,643	3.75%
Total interest-bearing deposits	11,102,660	83,813	2.99%	10,857,946	86,577	3.16%	8,875,587	68,568	3.10%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	12,473	31	0.99%	13,144	31	0.94%	11,107	26	0.94%
Federal Home Loan Bank advances	—	—	—%	15,217	172	4.48%	23,077	258	4.48%
Subordinated debt	83,458	1,491	7.09%	180,805	2,872	6.30%	130,851	1,813	5.56%
Other borrowings	9,296	99	4.23%	1,168	6	2.04%	2,294	4	0.70%
Total other interest-bearing liabilities	105,227	1,621	6.11%	210,334	3,081	5.81%	167,329	2,101	5.04%
Total interest-bearing liabilities	11,207,887	85,434	3.02%	11,068,280	89,658	3.21%	9,042,916	70,669	3.13%
Noninterest-bearing liabilities:
Demand deposits	2,733,207			2,724,898			2,206,305
Other liabilities(d)	253,375			236,732			200,077
Total noninterest-bearing liabilities	2,986,582			2,961,630			2,406,382
Total liabilities	14,194,469			14,029,910			11,449,298
Total common shareholders’ equity	1,956,633			1,977,785			1,583,099
Noncontrolling interest	93			93			93
Total equity	1,956,726			1,977,878			1,583,192
Total liabilities and shareholders’ equity	$16,151,195			$16,007,788			$13,032,490
Net interest income(b)		$150,642			$148,088			$112,236
Interest rate spread(b)			3.21%			3.14%			2.86%
Net interest margin(b)(e)			3.98%			3.95%			3.68%
Cost of total deposits			2.40%			2.53%			2.48%
Average interest-earning assets to average interest-bearing liabilities			134.1%			134.3%			135.4%
Tax-equivalent adjustment		$838			$848			$821
Loans HFI yield components:
Contractual interest rate(b)		$197,683	6.34%		$198,320	6.45%		$155,697	6.34%
Origination and other loan fee income		2,633	0.08%		1,575	0.05%		1,945	0.08%
Accretion (amortization) on purchased loans		6,406	0.21%		7,025	0.23%		(62)	—%
Nonaccrual interest		418	0.01%		503	0.02%		384	0.02%
Total loans HFI yield		$207,140	6.64%		$207,423	6.75%		$157,964	6.44%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $51,415, $64,781 and $128,818 for the three months ended December 31, 2025, September 30, 2025 and
June 30, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $23,208, $21,645 and $25,159 for the three months ended December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Six Months Ended
	June 30, 2026			June 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,513,893	$402,908	6.49%	$9,731,602	$310,138	6.43%
Mortgage loans held for sale	188,617	5,661	6.05%	110,096	3,622	6.63%
Investment securities:
Taxable	1,392,301	27,379	3.97%	1,538,363	29,132	3.82%
Tax-exempt(b)	168,902	2,867	3.42%	167,815	2,798	3.36%
Total investment securities(b)	1,561,203	30,246	3.91%	1,706,178	31,930	3.77%
Federal funds sold and reverse repurchase agreements	203,653	3,995	3.96%	118,293	2,630	4.48%
Interest-bearing deposits with other financial institutions	621,401	11,343	3.68%	617,581	13,635	4.45%
Restricted equity securities, at cost	80,682	2,260	5.65%	34,067	1,442	8.54%
Total interest-earning assets(b)	15,169,449	456,413	6.07%	12,317,817	363,397	5.95%
Noninterest-earning assets:
Cash and due from banks	144,171			119,417
Allowance for credit losses on loans HFI	(187,769)			(151,909)
Other assets(c)(d)	1,170,501			833,923
Total noninterest-earning assets	1,126,903			801,431
Total assets	$16,296,352			$13,119,248
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,577,672	$23,949	1.87%	$2,679,843	$34,137	2.57%
Money market	5,388,331	79,134	2.96%	4,099,959	69,317	3.41%
Savings deposits	469,271	1,691	0.73%	353,082	164	0.09%
Customer time deposits	2,213,144	39,610	3.61%	1,388,793	25,156	3.65%
Brokered and internet time deposits	615,229	12,262	4.02%	462,909	10,043	4.38%
Time deposits	2,828,373	51,872	3.70%	1,851,702	35,199	3.83%
Total interest-bearing deposits	11,263,647	156,646	2.80%	8,984,586	138,817	3.12%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,613	34	0.59%	11,077	32	0.58%
Federal Home Loan Bank advances	2,901	41	2.85%	11,602	258	4.48%
Subordinated debt	83,972	2,977	7.15%	130,803	3,617	5.58%
Other borrowings	8,840	153	3.49%	1,760	10	1.15%
Total other interest-bearing liabilities	107,326	3,205	6.02%	155,242	3,917	5.09%
Total interest-bearing liabilities	11,370,973	159,851	2.83%	9,139,828	142,734	3.15%
Noninterest-bearing liabilities:
Demand deposits	2,687,706			2,170,812
Other liabilities(d)	260,983			224,988
Total noninterest-bearing liabilities	2,948,689			2,395,800
Total liabilities	14,319,662			11,535,628
Total common shareholders’ equity	1,976,597			1,583,527
Noncontrolling interest	93			93
Total equity	1,976,690			1,583,620
Total liabilities and shareholders’ equity	$16,296,352			$13,119,248
Net interest income(b)		$296,562			$220,663
Interest rate spread(b)			3.24%			2.80%
Net interest margin(b)(e)			3.94%			3.61%
Cost of total deposits			2.26%			2.51%
Average interest-earning assets to average interest-bearing liabilities			133.4%			134.8%
Tax equivalent adjustment		$1,625			$1,607
Loans HFI yield components:
Contractual interest rate(b)		$385,877	6.21%		$305,516	6.33%
Origination and other loan fee income		4,737	0.08%		3,742	0.08%
Accretion (amortization) on purchased loans		11,346	0.18%		(60)	—%
Nonaccrual interest		948	0.02%		940	0.02%
Total loans HFI yield		$402,908	6.49%		$310,138	6.43%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $47,200 and $130,531 for the six months ended June 30, 2026 and 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $32,555 and $27,930 for the      six months ended June 30, 2026 and 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2026		Mar 2026		Dec 2025		Sep 2025		Jun 2025
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$748,777	49%	$713,910	48%	$670,088	46%	$653,197	46%	$642,264	48%
Mortgage-backed securities - residential	573,179	38%	599,180	40%	602,320	41%	587,587	41%	541,343	40%
Mortgage-backed securities - commercial	20,205	2%	10,632	1%	10,678	1%	10,681	1%	8,752	1%
Municipal securities	170,173	11%	166,033	11%	168,370	12%	165,411	12%	144,228	11%
Treasury securities	7,066	—%	7,092	—%	7,125	—%	7,080	—%	—	—%
Corporate securities	1,693	—%	1,700	—%	998	—%	2,995	—%	978	—%
Total available-for-sale debt securities	1,521,093	100%	1,498,547	100%	1,459,579	100%	1,426,951	100%	1,337,565	100%
Equity securities, at fair value	6,000	—%	—	—%	155	—%	1,450	—%	—	—%
Total investment securities, at fair value	$1,527,093	100%	$1,498,547	100%	$1,459,734	100%	$1,428,401	100%	$1,337,565	100%
Investment securities to total assets	9.09%		9.10%		8.96%		8.80%		10.0%
Unrealized loss on available-for-sale debt securities	(51,828)		(51,495)		(47,887)		(55,890)		(63,262)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,112,357	62%	$1,157,763	65%	$1,155,895	64%	$1,280,033	68%	$1,165,729	68%
Unpledged available-for-sale debt securities	691,290	38%	637,182	35%	649,000	36%	608,716	32%	547,354	32%
Equity securities, at fair value	6,000	—%	—	—%	155	—%	1,450	—%	—	—%
Total on-balance sheet liquidity	$1,809,647	100%	$1,794,945	100%	$1,805,050	100%	$1,890,199	100%	$1,713,083	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$4,012,661	48%	$4,021,984	47%	$3,915,314	47%	$4,018,822	52%	$3,325,751	48%
FHLB remaining borrowing capacity	2,249,333	27%	2,213,251	26%	2,214,796	26%	1,551,283	20%	1,481,376	21%
Federal Reserve discount window	2,138,248	25%	2,319,521	27%	2,268,599	27%	2,196,785	28%	2,119,018	31%
Total available sources of liquidity	$8,400,242	100%	$8,554,756	100%	$8,398,709	100%	$7,766,890	100%	$6,926,145	100%

On-balance sheet liquidity as a percentage of total assets	10.8%		10.9%		11.1%		11.6%		12.8%
On-balance sheet liquidity as a percentage of total tangible assets*	11.0%		11.2%		11.3%		11.9%		13.1%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	246.7%		255.0%		249.8%		245.0%		289.5%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2026	% of Total	Mar 2026	% of Total	Dec 2025	% of Total	Sep 2025	% of Total	Jun 2025	% of Total
Loan portfolio
Commercial and industrial	$2,259,794	18%	$2,239,228	18%	$2,181,935	18%	$2,155,105	17%	$1,788,911	18%
Construction	1,157,961	9%	1,177,082	9%	1,188,494	10%	1,195,392	10%	1,022,678	10%
Residential real estate:
1-to-4 family mortgage	1,917,533	15%	1,856,308	15%	1,838,122	15%	1,852,626	15%	1,660,696	17%
Residential line of credit	802,753	6%	768,190	6%	741,309	6%	707,303	6%	641,433	7%
Multi-family mortgage	767,500	6%	716,795	6%	745,360	6%	736,424	6%	587,254	6%
Commercial real estate:
Owner-occupied	2,252,681	18%	2,204,731	18%	2,148,870	17%	2,124,920	17%	1,370,123	14%
Non-owner occupied	3,016,923	23%	2,869,759	23%	2,900,499	23%	2,890,233	24%	2,198,689	22%
Consumer and other	690,365	5%	671,722	5%	639,037	5%	635,597	5%	604,498	6%
Total loans HFI	$12,865,510	100%	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%
Percentage of loans HFI portfolio with floating interest rates		52.8%		52.3%		52.2%		51.5%		49.6%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		50.2%		49.0%		49.3%		48.0%		45.2%

Loans by market(a)
Metropolitan	$5,723,437	44%	$5,642,300	45%	$5,812,055	47%	$5,828,109	48%	$4,964,113	50%
Community	3,174,989	25%	3,055,745	25%	2,893,961	23%	2,876,244	23%	1,380,561	14%
Specialty lending and other	3,967,084	31%	3,805,770	30%	3,677,610	30%	3,593,247	29%	3,529,608	36%
Total	$12,865,510	100%	$12,503,815	100%	$12,383,626	100%	$12,297,600	100%	$9,874,282	100%

Unfunded loan commitments
Commercial and industrial	$1,472,485	45%	$1,465,835	45%	$1,464,207	45%	$1,451,366	46%	$1,396,533	49%
Construction	743,922	23%	730,199	23%	704,781	22%	731,742	23%	535,669	19%
Residential real estate:
1-to-4 family mortgage	12,158	—%	14,427	—%	16,942	1%	5,581	—%	3,545	—%
Residential line of credit	850,189	26%	837,761	26%	828,042	26%	808,961	25%	745,570	26%
Multi-family mortgage	6,981	—%	8,145	—%	6,698	—%	6,665	—%	4,260	—%
Commercial real estate:
Owner-occupied	96,729	3%	97,430	3%	92,265	3%	96,287	3%	86,135	3%
Non-owner occupied	80,600	2%	59,417	2%	65,037	2%	68,293	2%	67,974	2%
Consumer and other	25,850	1%	23,763	1%	20,530	1%	21,480	1%	21,999	1%
Total unfunded loans HFI	$3,288,914	100%	$3,236,977	100%	$3,198,502	100%	$3,190,375	100%	$2,861,685	100%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.

FB Financial Corporation	12

Asset Quality
As of or for the Three Months Ended
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$186,324	$185,983	$184,993	$148,948	$150,531
Charge-offs	(2,482)	(4,033)	(1,818)	(1,709)	(1,454)
Recoveries	513	552	380	279	973
Impact of change in accounting estimate for current expected credit losses	—	—	—	—	(6,848)
Provision for credit losses on loans HFI	9,655	3,822	2,428	29,957	5,746
Initial allowance on acquired loans with credit deterioration	—	—	—	7,518	—
Allowance for credit losses on loans HFI at the end of the period	$194,010	$186,324	$185,983	$184,993	$148,948
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.51%	1.49%	1.50%	1.50%	1.51%
Allowance for credit losses on unfunded commitments	$15,859	$15,398	$16,196	$17,392	$12,932
Charge-offs
Commercial and industrial	$(637)	$(2,168)	$(65)	$(100)	$(70)
Construction	(111)	(204)	—	(399)	—
Residential real estate:
1-to-4 family mortgage	(421)	(405)	(368)	(322)	(433)
Residential line of credit	—	(23)	—	—	—
Consumer and other	(1,313)	(1,233)	(1,385)	(888)	(951)
Total charge-offs	(2,482)	(4,033)	(1,818)	(1,709)	(1,454)
Recoveries
Commercial and industrial	148	101	159	12	173
Construction	2	25	—	—	—
Residential real estate:
1-to-4 family mortgage	58	8	13	6	11
Residential line of credit	1	—	—	11	1
Commercial real estate:
Owner occupied	16	13	8	4	9
Non-owner occupied	—	—	—	—	528
Consumer and other	288	405	200	246	251
Total recoveries	513	552	380	279	973
Net charge-offs	$(1,969)	$(3,481)	$(1,438)	$(1,430)	$(481)
Annualized net charge-offs as a percentage of average loans HFI	0.06%	0.11%	0.05%	0.05%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$41,600	$27,185	$32,751	$26,311	$21,962
Nonaccrual loans	108,583	92,289	87,721	89,448	73,950
Total nonperforming loans HFI	150,183	119,474	120,472	115,759	95,912
Mortgage loans held for sale(a)	32,578	32,590	28,102	21,660	20,977
Other real estate owned	5,544	6,449	6,009	4,466	2,998
Other repossessed assets	3,961	3,518	3,564	3,314	3,151
Total nonperforming assets	$192,266	$162,031	$158,147	$145,199	$123,038
Total nonperforming loans HFI as a percentage of loans HFI	1.17%	0.96%	0.97%	0.94%	0.97%
Total nonperforming assets as a percentage of total assets	1.14%	0.98%	0.97%	0.89%	0.92%
Total nonaccrual loans as a percentage of loans HFI	0.84%	0.74%	0.71%	0.73%	0.75%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2026		Mar 2026		Dec 2025		Sep 2025		Jun 2025
Deposits by market(a)
Metropolitan	$6,361,087	44%	$6,304,307	45%	$6,020,095	43%	$5,766,856	42%	$5,359,974	47%
Community	6,571,160	46%	6,741,452	48%	6,926,897	50%	6,822,736	49%	4,713,637	42%
Brokered/wholesale	685,902	5%	574,216	4%	625,634	5%	487,765	4%	518,719	4%
Escrow and other(b)	729,017	5%	456,860	3%	337,335	2%	735,598	5%	811,140	7%
Total	$14,347,166	100%	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%

Deposits by customer segment
Consumer	$6,014,105	42%	$6,060,115	43%	$6,063,015	44%	$5,966,458	43%	$4,772,582	42%
Commercial	6,354,797	44%	6,155,874	44%	6,162,221	44%	6,045,418	44%	4,835,968	42%
Public	1,978,264	14%	1,860,846	13%	1,684,725	12%	1,801,079	13%	1,794,920	16%
Total	$14,347,166	100%	$14,076,835	100%	$13,909,961	100%	$13,812,955	100%	$11,403,470	100%

Estimated insured or collateralized deposits	$10,208,000		$10,017,773		$9,825,599		$9,871,337		$8,418,783

Estimated uninsured and uncollateralized deposits(c)	$4,139,166		$4,059,062		$4,084,362		$3,941,618		$2,984,687

Estimated uninsured and uncollateralized deposits as a % of total deposits(c)	28.9%		28.8%		29.4%		28.5%		26.2%
(a) Prior period amounts have been recast to reflect updated definitions of market categories.
(b) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(c) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of tangible common equity to tangible assets:	June 30, 2026	December 31, 2025

Total common shareholders' equity	$1,936,531	$1,948,165
Less:
Goodwill	350,353	350,353
Other intangibles	27,611	31,284
Tangible common equity	$1,558,567	$1,566,528

Total assets	$16,796,101	$16,300,292
Less:
Goodwill	350,353	350,353
Other intangibles	27,611	31,284
Tangible assets	$16,418,137	$15,918,655

Preliminary total risk-weighted assets	$14,697,963	$14,253,337

Total common equity to total assets	11.5%	12.0%
Tangible common equity to tangible assets*	9.49%	9.84%

	June 30, 2026	December 31, 2025
Preliminary regulatory capital:
Common equity Tier 1 capital	$1,621,572	$1,625,952
Tier 1 capital	1,621,572	1,625,952
Total capital	1,889,910	1,888,051

Preliminary regulatory capital ratios:
Common equity Tier 1	11.0%	11.4%
Tier 1 risk-based	11.0%	11.4%
Total risk-based	12.9%	13.2%
Tier 1 leverage	10.1%	10.3%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025
Banking segment
Interest income	$226,981	$223,418	$233,202	$236,073	$180,960
Interest expense	81,549	80,296	86,637	91,214	72,051
Net interest income	$145,432	$143,122	$146,565	$144,859	$108,909
Provisions for credit losses	9,139	1,987	796	34,070	582
Noninterest income (loss)	14,403	13,962	15,207	13,078	(47,720)
Salaries, commissions and employee benefits	46,517	49,364	55,928	51,441	38,635
Merger and integration costs	—	1,447	4,611	16,057	2,734
Other noninterest expense	32,602	30,765	33,017	29,471	25,961
Pre-tax net contribution (loss) after allocations	$71,577	$73,521	$67,420	$26,898	$(6,723)
Total assets	$16,015,694	$15,703,248	$15,623,962	$15,598,629	$12,736,830
Efficiency ratio	49.5%	51.9%	57.8%	61.4%	110.0%
Adjusted efficiency ratio*	49.1%	50.9%	53.5%	50.6%	52.8%
Mortgage segment
Interest income	$2,457	$1,932	$2,036	$825	$1,124
Interest expense	(1,083)	(911)	(1,203)	(1,556)	(1,382)
Net interest income	$3,540	$2,843	$3,239	$2,381	$2,506
Provisions for loan losses	977	1,037	436	347	4,755
Mortgage banking income	11,170	12,253	13,505	13,484	13,029
Other noninterest income	207	160	83	73	139
Salaries, commissions and employee benefits	6,815	7,984	7,601	7,769	7,996
Other noninterest expense	5,546	5,604	6,391	5,118	5,935
Pre-tax net contribution (loss) after allocations	$1,579	$631	$2,399	$2,704	$(3,012)
Total assets	$780,407	$765,191	$676,330	$637,830	$617,408
Efficiency ratio	82.9%	89.1%	83.2%	80.9%	88.9%
Adjusted efficiency ratio*	83.6%	89.6%	83.2%	80.9%	89.1%
Interest rate lock commitments volume	$435,506	$490,265	$385,516	$432,149	$456,720
Interest rate lock commitments pipeline (period end)	$103,853	$133,669	$86,586	$128,961	$127,004
Mortgage loan sales	$377,406	$295,123	$336,085	$343,450	$391,061
Gains and fees from origination and sale of mortgage loans held for sale	$9,410	$8,517	$9,976	$9,237	$11,200
Net change in fair value of loans held for sale, derivatives, and other	(1,021)	1,008	(57)	801	(876)
Mortgage servicing income	6,494	6,580	6,668	6,836	6,936
Change in fair value of mortgage servicing rights, net of hedging	(3,713)	(3,852)	(3,082)	(3,390)	(4,231)
Total mortgage banking income	$11,170	$12,253	$13,505	$13,484	$13,029
Mortgage sale margin(a)	2.49%	2.89%	2.97%	2.69%	2.86%
*This represents a non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended					Six Months Ended
Adjusted net income	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Income (loss) before income taxes	$73,156	$74,152	$69,819	$29,602	$(9,735)	$147,308	$39,097
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,533)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(389)
Less cash life insurance benefit	—	763	1,148	—	—	763	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	28,366	—	—	—
Plus early retirement and severance costs	—	—	1,395	—	—	—	—
Plus (gain) loss on lease terminations and other branch closure costs	(42)	5	12	270	—	(37)	—
Plus charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	—
Plus merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	3,135
Adjusted pre-tax net income	73,491	75,160	75,886	74,929	53,312	148,651	103,154
Less income tax expense, adjusted for items above(a)	14,586	16,889	14,392	17,323	3,778	31,475	13,512
Plus income tax benefit(b)	—	—	—	—	(8,713)	—	(8,713)
Adjusted net income	$58,905	$58,271	$61,494	$57,606	$40,821	$117,176	$80,929
Weighted average common share outstanding - fully diluted	51,693,688	52,203,469	53,074,753	53,957,062	46,179,090	51,931,419	46,570,848
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.13	$1.10	$1.07	$0.43	$0.06	$2.24	$0.91
Adjusted diluted earnings per common share	$1.14	$1.12	$1.16	$1.07	$0.88	$2.26	$1.74
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Adjusted pre-tax pre-provision net revenue	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Income (loss) before income taxes	$73,156	$74,152	$69,819	$29,602	$(9,735)	$147,308	$39,097
Plus provisions for credit losses	10,116	3,024	1,232	34,417	5,337	13,140	7,629
Pre-tax pre-provision net revenue	83,272	77,176	71,051	64,019	(4,398)	160,448	46,726
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,533)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(389)
Less cash life insurance benefit	—	763	1,148	—	—	763	—
Plus early retirement and severance costs	—	—	1,395	—	—	—	—
Plus (gain) loss on lease terminations and other branch closure costs	(42)	5	12	270	—	(37)	—
Plus charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	—
Plus merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	3,135
Adjusted pre-tax pre-provision net revenue	$83,607	$78,184	$77,118	$80,980	$58,649	$161,791	$110,783

	Three Months Ended					Six Months Ended
Adjusted tangible net income	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Income (loss) before income taxes	$73,156	$74,152	$69,819	$29,602	$(9,735)	$147,308	$39,097
Plus amortization of core deposit and other intangibles	1,804	1,869	1,932	2,079	631	3,673	1,287
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,533)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(389)
Less cash life insurance benefit	—	763	1,148	—	—	763	—
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	28,366	—	—	—
Plus early retirement and severance costs	—	—	1,395	—	—	—	—
Plus (gain) loss on lease terminations and other branch closure costs	(42)	5	12	270	—	(37)	—
Plus charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	—
Plus merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	3,135
Less income tax expense, adjusted for items above(a)	15,056	17,376	14,895	17,864	3,942	32,432	13,847
Plus income tax benefit(b)	—	—	—	—	(8,713)	—	(8,713)
Adjusted tangible net income	$60,239	$59,653	$62,923	$59,144	$41,288	$119,892	$81,881
(a) Adjusted items calculated using the combined federal and blended state statutory income tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Adjusted efficiency ratio (tax- equivalent basis)	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Total noninterest expense	$91,480	$95,164	$107,548	$109,856	$81,261	$186,644	$160,810
Less early retirement and severance costs	—	—	1,395	—	—	—	—
Less (gain) loss on lease terminations and other branch closure costs	(42)	5	12	270	—	(37)	—
Less charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	—
Less merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	3,135
Adjusted noninterest expense	$91,522	$93,712	$100,400	$93,529	$78,527	$185,234	$157,675
Net interest income	$148,972	$145,965	$149,804	$147,240	$111,415	$294,937	$219,056
Net interest income (tax-equivalent basis)	149,788	146,774	150,642	148,088	112,236	296,562	220,663
Total noninterest income (loss)	25,780	26,375	28,795	26,635	(34,552)	52,155	(11,520)
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,533)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(389)
Less cash life insurance benefit	—	763	1,148	—	—	763	—
Adjusted noninterest income	26,157	25,931	27,714	27,269	25,761	52,088	49,402
Total revenue	$174,752	$172,340	$178,599	$173,875	$76,863	$347,092	$207,536
Adjusted revenue (tax-equivalent basis)	$175,945	$172,705	$178,356	$175,357	$137,997	$348,650	$270,065
Efficiency ratio	52.3%	55.2%	60.2%	63.2%	105.7%	53.8%	77.5%
Adjusted efficiency ratio (tax- equivalent basis)	52.0%	54.3%	56.3%	53.3%	56.9%	53.1%	58.4%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Banking segment adjusted efficiency ratio (tax-equivalent)	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Banking segment noninterest expense	$79,119	$81,576	$93,556	$96,969	$67,330	$160,695	$134,239
Less early retirement and severance costs	—	—	1,395	—	—	—	—
Less (gain) loss on lease terminations and other branch closure costs	(42)	5	12	270	—	(37)	—
Less charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	—
Less merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	3,135
Banking segment adjusted noninterest expense	$79,161	$80,124	$86,408	$80,642	$64,596	$159,285	$131,104
Banking segment net interest income	$145,432	$143,122	$146,565	$144,859	$108,909	$288,554	$214,668
Banking segment net interest income (tax-equivalent basis)	146,248	143,931	147,403	145,707	109,730	290,179	216,275
Banking segment noninterest income (loss)	14,403	13,962	15,207	13,078	(47,720)	28,365	(37,060)
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,533)
Less cash life insurance benefit	—	763	1,148	—	—	763	—
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(515)	(409)	(131)	(646)	203	(924)	(294)
Banking segment adjusted noninterest income	14,918	13,607	14,126	13,712	12,626	28,525	23,767
Banking segment total revenue	$159,835	$157,084	$161,772	$157,937	$61,189	$316,919	$177,608
Banking segment total adjusted revenue (tax-equivalent basis)	$161,166	$157,538	$161,529	$159,419	$122,356	$318,704	$240,042
Banking segment efficiency ratio	49.5%	51.9%	57.8%	61.4%	110.0%	50.7%	75.6%
Banking segment adjusted efficiency ratio (tax-equivalent basis)	49.1%	50.9%	53.5%	50.6%	52.8%	50.0%	54.6%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
Unaudited
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Mortgage segment adjusted efficiency ratio (tax-equivalent)	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Mortgage segment noninterest expense	$12,361	$13,588	$13,992	$12,887	$13,931	$25,949	$26,571
Mortgage segment adjusted noninterest expense	$12,361	$13,588	$13,992	$12,887	$13,931	$25,949	$26,571
Mortgage segment net interest income	$3,540	$2,843	$3,239	$2,381	$2,506	$6,383	$4,388
Mortgage segment noninterest income	11,377	12,413	13,588	13,557	13,168	23,790	25,540
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	138	89	—	—	33	227	(95)
Mortgage segment adjusted noninterest income	11,239	12,324	13,588	13,557	13,135	23,563	25,635
Mortgage segment total revenue	$14,917	$15,256	$16,827	$15,938	$15,674	$30,173	$29,928
Mortgage segment adjusted total revenue	$14,779	$15,167	$16,827	$15,938	$15,641	$29,946	$30,023
Mortgage segment efficiency ratio	82.9%	89.1%	83.2%	80.9%	88.9%	86.0%	88.8%
Mortgage segment adjusted efficiency ratio (tax-equivalent basis)	83.6%	89.6%	83.2%	80.9%	89.1%	86.7%	88.5%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Per Share Data)

	As of
Tangible assets, common equity and related measures	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025
Tangible assets
Total assets	$16,796,101	$16,468,439	$16,300,292	$16,236,459	$13,354,238
Less goodwill	350,353	350,353	350,353	350,353	242,561
Less intangibles, net	27,611	29,415	31,284	33,216	4,475
Tangible assets	$16,418,137	$16,088,671	$15,918,655	$15,852,890	$13,107,202
Tangible common equity
Total common shareholders’ equity	$1,936,531	$1,973,873	$1,948,165	$1,978,043	$1,611,130
Less goodwill	350,353	350,353	350,353	350,353	242,561
Less intangibles, net	27,611	29,415	31,284	33,216	4,475
Tangible common equity	$1,558,567	$1,594,105	$1,566,528	$1,594,474	$1,364,094
Common shares outstanding	49,976,755	51,418,024	51,752,401	53,456,522	45,807,689
Book value per common share	$38.75	$38.39	$37.64	$37.00	$35.17
Tangible book value per common share	$31.19	$31.00	$30.27	$29.83	$29.78
Total common shareholders’ equity to total assets	11.5%	12.0%	12.0%	12.2%	12.1%
Tangible common equity to tangible assets	9.49%	9.91%	9.84%	10.1%	10.4%
On-balance sheet liquidity:
Cash and cash equivalents	$1,112,357	$1,157,763	$1,155,895	$1,280,033	$1,165,729
Unpledged securities	691,290	637,182	649,000	608,716	547,354
Equity securities, at fair value	6,000	—	155	1,450	—
Total on-balance sheet liquidity	$1,809,647	$1,794,945	$1,805,050	$1,890,199	$1,713,083
On-balance sheet liquidity as a percentage of total assets	10.8%	10.9%	11.1%	11.6%	12.8%
On-balance sheet liquidity as a percentage of total tangible assets	11.0%	11.2%	11.3%	11.9%	13.1%

FB Financial Corporation	22

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Adjusted return on average tangible common equity and related measures	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Average common shareholders’ equity	$1,987,199	$1,965,877	$1,956,633	$1,977,785	$1,583,099	$1,976,597	$1,583,527
Less average goodwill	350,353	350,353	350,353	350,355	242,561	350,353	242,561
Less average intangibles, net	28,631	30,394	32,301	34,983	4,791	29,508	5,107
Average tangible common equity	$1,608,215	$1,585,130	$1,573,979	$1,592,447	$1,335,747	$1,596,736	$1,335,859
Net income	$58,649	$57,526	$56,977	$23,375	$2,909	$116,175	$42,270
Return on average common equity	11.8%	11.9%	11.6%	4.69%	0.74%	11.9%	5.38%
Return on average tangible common equity	14.6%	14.7%	14.4%	5.82%	0.87%	14.7%	6.38%
Adjusted tangible net income	$60,239	$59,653	$62,923	$59,144	$41,288	$119,892	$81,881
Adjusted return on average tangible common equity	15.0%	15.3%	15.9%	14.7%	12.4%	15.1%	12.4%

	Three Months Ended					Six Months Ended
Adjusted return on average assets, common equity and related measures	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	Jun 2026	Jun 2025
Net income	$58,649	$57,526	$56,977	$23,375	$2,909	$116,175	$42,270
Average assets	16,334,014	16,258,272	16,151,195	16,007,788	13,032,490	16,296,352	13,119,248
Average common equity	1,987,199	1,965,877	1,956,633	1,977,785	1,583,099	1,976,597	1,583,527
Return on average assets	1.44%	1.43%	1.40%	0.58%	0.09%	1.44%	0.65%
Return on average common equity	11.8%	11.9%	11.6%	4.69%	0.74%	11.9%	5.38%
Adjusted net income	$58,905	$58,271	$61,494	$57,606	$40,821	$117,176	$80,929
Adjusted return on average assets	1.45%	1.45%	1.51%	1.43%	1.26%	1.45%	1.24%
Adjusted return on average common equity	11.9%	12.0%	12.5%	11.6%	10.3%	12.0%	10.3%
Adjusted pre-tax pre-provision net income	$83,607	$78,184	$77,118	$80,980	$58,649	$161,791	$110,783
Adjusted pre-tax pre-provision return on average assets	2.05%	1.95%	1.89%	2.01%	1.81%	2.00%	1.70%

FB Financial Corporation	23